EXHIBIT 10.14



                    PERSONAL AND CONFIDENTIAL




January 24, 1997


Mr. Paul E. Francis
535 Pelham Manor Road
Pelham Manor, NY  10803


Dear Paul:

This  will confirm the agreement between you and AnnTaylor,  Inc.
(hereafter   referred  to  as  the  "Company")   regarding   your
separation from the Company.

1. We agree that your date of separation from employment with the Company will be February 14, 1997 (the "Separation Date") and, effective as of the Separation Date, you hereby resign from your positions as a director and/or officer of the Company, its parent company, and any of the Company's subsidiaries.

2. In consideration of your delivery of the Release referred to in paragraph 4 and the representations and agreements set forth in this letter agreement, including those set forth in paragraph 5 hereof, the Company agrees to pay you the severance compensation described in paragraph 3 below, subject to the terms and conditions set forth in this letter.

3. Subject to this letter agreement becoming effective and to your compliance with the terms hereof, your severance compensation shall consist of the following:

          (a) Cash compensation of up to $335,000.00, less all applicable federal, state and local withholding taxes
          ("Taxes"), payable in up to twenty-four equal semi-monthly installments of $13,958.33 (less Taxes), commencing upon the later of the Separation Date and the Effective Date of this letter agreement (as defined in paragraph 11 below), and continuing through the earlier of (i) the twelve-month anniversary of such date and (ii) such time as you procure other full time employment. You agree that if you procure other full time employment prior to the twenty-fourth payment referenced above, you will provide the Company prompt written notice thereof.

=====================================================================


Mr. Paul E. Francis
January 24, 1997
Page 2


          (b) The Company shall permit you to continue your participation in its medical and dental insurance programs at the associate rate of contribution, from the Separation Date throughout the period during which you are receiving severance compensation pursuant to paragraph 3(a) above. At the end of that period, you shall be entitled to participate in such programs in accordance with the applicable COBRA regulations.

          (c) If the Separation Date occurs before the time that the Company makes incentive compensation payments to its associates under the Management Performance Compensation Plan (the "Performance Plan") for the Fall 1996 Season, the Company shall also make a payment to you, at the time that such payment is made to all associates, in an amount equal to the incentive compensation payment you would have received under the Performance Plan for the Fall 1996 Season if you had continued to be employed by the Company (less Taxes).

          (d) The "performance options" previously granted to you under the Company's 1992 Stock Option and Restricted Stock and Restricted Unit Award Plan (the "Option Plan") and the related stock option agreements, and listed on Schedule I hereto, shall remain outstanding through February 28, 1999 and shall continue to be eligible for vesting and exercise in accordance with the terms set forth in the applicable stock option agreements as if you had continued in the employ of the Company through such date. All such performance options that have not vested or are not exercised by the close of business on February 28, 1999 shall be canceled at such time.

                Certain of the "time options" previously  granted
          to you under the Option Plan and the related stock option agreements, also listed on Schedule I hereto, that would not have vested until after April 6, 1997 shall be canceled as of the Separation Date. However, the remaining "time options" previously granted to you and listed on Schedule I shall continue to be outstanding and shall vest in accordance with the original vesting schedule applicable thereto, through and including April 6, 1997 as if you had continued in the employ of the Company through such date, and all vested time options shall be exercisable through the close of business on February 28, 1999 as if you had continued in the employ of the Company through such time. All unexercised vested time options not exercised by the close of business on February 28, 1999 shall be canceled at such time.

=====================================================================


Mr. Paul E. Francis
January 24, 1997
Page 3


4.   In  consideration of the compensation described in paragraph
     3 above, on the Separation Date you shall execute and deliver to the Company a Release in the form of Schedule II hereto.

5. You represent that you have not filed against the Company or the Company's parents, subsidiaries, affiliates or any Related Persons (as defined in Schedule II), any complaints, charges or law suits arising out of your employment by the Company, or any other matter arising on or prior to the date hereof. You covenant and agree that you will not seek recovery against the Company or any of its parents, subsidiaries, affiliates or any Related Person arising out of any of the matters set forth in this paragraph or any of the matters that are the subject of the Release referred to in paragraph 4.

6. Nothing set forth in this agreement shall prevent you from enforcing the terms of this agreement, nor do you waive or lose any rights that you have to compensation for vested accrued unused 1997 vacation, or any rights that you have as a former employee under the Company's stock option plans, stock purchase plan, or retirement or insurance plans, as applicable.

7. You represent that you have returned or will immediately return to the Company all confidential information of the Company ("Company Information"), and you will not retain any copies, reproductions or excerpts thereof, including without limitation mailing lists, customer lists, reports, files, memoranda, records, credit cards, door and file keys, training manuals, and other physical or personal property which you received or prepared or helped prepare in connection with your employment by the Company, and other technical, business or financial information or trade secrets the use or disclosure of which might reasonably be construed to be contrary to the interests of the Company or any Related Person.

8. In the course of your employment with the Company you acquired confidential Company Information. You understand and agree that such Company Information was disclosed to you in confidence and for the benefit and use of only the Company. You acknowledge that you have no ownership right or interest in any Company Information used or developed during the course of your employment. You understand and agree that (a) you will keep such Company Information confidential at all times after your employment with the Company and (b) you will not make use of Company Information on your own behalf or on behalf of any third party.


=====================================================================


Mr. Paul E. Francis
January 24, 1997
Page 4


9. You agree that, from the date hereof through February 28, 1999, you will not solicit, entice, persuade, induce or influence any individual who is an employee of the Company to terminate his or her employment with the Company or to become employed by any other individual or entity, and you shall not approach any such employee for any such purpose. Any breach of the terms of this paragraph shall result in your automatic forfeiture of the severance compensation set forth in paragraph 3 above.

10. The Company advises you to consult with an attorney of your choosing prior to signing this agreement. You confirm that you have the right and have been given the opportunity to review this agreement and, specifically, the release set forth in paragraph 4 and the representations and agreements set forth in paragraph 5, with an attorney of your choice. You also understand and agree that the Company is under no obligation to offer you the severance compensation set forth in paragraph 3 and that you are under no obligation to consent to the release set forth in paragraph 4 and the representations and agreements set forth in paragraph 5, and that you have entered into this agreement freely and voluntarily.

11. You may have forty-five days to consider the terms of this agreement. Furthermore, once you have signed this agreement, you will have seven additional days from the date you sign it to revoke your consent. To revoke this agreement you must clearly communicate your decision to do so to the Senior Vice President - Human Resources of the Company (212-541-3361) within the seven day period. This agreement will not become effective until seven days after the date you have signed it, as indicated on the last page hereof. Such seventh day is considered to be the "Effective Date" of this agreement.

12. You agree to keep the terms of your severance compensation and this agreement confidential, other than as necessary to consult with your legal or tax advisors.

13. The terms in this letter constitute the entire agreement between us and may not be altered or modified other than in a writing signed by you and the Company. This letter supersedes in its entirety the letter to you from the Company dated January 13, 1997. You represent that in executing this letter agreement you do not rely and have not relied upon any representation or statement not set forth herein made by the Company or any of its agents, representatives, attorneys or Related Persons with respect to the subject matter, basis or effect of this letter agreement, or otherwise.


=====================================================================


Mr. Paul E. Francis
January 24, 1997
Page 5



14. This agreement will be governed by the laws of the State of New York, without reference to its choice of law rules.

If this letter correctly sets forth our understanding, please so signify by signing and dating the enclosed copy of this letter and returning it to the Senior Vice President - Human Resources, AnnTaylor, Inc., 142 West 57th Street, New York, New York 10019.

Very truly yours,

AnnTaylor, Inc.


By:  /s/ J. Patrick Spainhour
     __________________________
          Chairman & CEO






AGREED TO AND ACCEPTED:

/s/ Paul E. Francis
___________________________
    PAUL E. FRANCIS

Dated: January 24, 1997
       ----------------

===========================================================================


Mr. Paul E. Francis
January 24, 1997
Page 6

                           SCHEDULE  I

                  STOCK OPTION GRANTS UNDER THE
         ANNTAYLOR STORES CORPORATION 1992 STOCK OPTION
       AND RESTRICTED STOCK AND RESTRICTED UNIT AWARD PLAN




Performance Options
--------------------
:----------:-------------:--------------------:
:   Grant  :  Exercise   :   No. Performance  :
:    Date  :   Price     :   Options Awarded  :
:----------:-------------:--------------------:
:          :             :                    :
:  02/23/94:   $25.375   :      53,336        :
:----------:-------------:--------------------:
:  02/24/95:   $33.000   :      20,000        :
:----------:-------------:--------------------:


Time Options
-------------

:----------:----------:------------:-----------:---------------:-------------:
:          :          :            : No. Time  :   No. Time    : No. Time    :
:          :          : No. Time   :  Options  :    Options    :  Options    :
:  Grant   : Exercise :  Options   : Vested at :    Canceled   :Vesting in   :
:   Date   :  Price   :  Awarded   :  2/21/97  :   on 2/21/97  :   Future    :
:----------:----------:------------:-----------:---------------:-------------:
: 04/06/93 :  $18.125 :  30,000    :   24,000  :          0    :    6,000    :
:          :          :            :           :               :  (4/6/97)   :
:----------:----------:------------:-----------:---------------:-------------:
: 04/06/93 :  $26.000 :  40,000    :   32,000  :          0    :    8,000    :
:          :          :            :           :               :  (4/6/97)   :
:----------:----------:------------:-----------:---------------:-------------:
: 02/23/94 :  $25.375 :  26,664    :   13,332  :      6,666    :    6,666    :
:          :          :            :           :               :  (2/23/97)  :
:----------:----------:------------:-----------:---------------:-------------:
: 02/24/95 :  $33.000 :  10,000    :    2,500  :      5,000    :    2,500    :
:          :          :            :           :               : (2/24/97)   :
:----------:----------:------------:-----------:---------------:-------------:


==============================================================================

                          SCHEDULE II

                 FORM OF RELEASE TO BE DELIVERED
                      ON THE SEPARATION DATE


Reference is made to the agreement dated January 24, 1997 between the  undersigned,  Paul  E.  Francis, and  AnnTaylor,  Inc.  (the

"Company"),  relating  to the separation  of  employment  of  the undersigned from the Company (the "Agreement").




In  consideration of the compensation described in paragraph 3 of the Agreement, I, Paul Francis, hereby voluntarily, knowingly and willingly release and forever discharge the Company, its parents,

subsidiaries  and  affiliates,  together  with  its   and   their

respective    officers,   directors,   partners,    shareholders,

employees,  successors  and assigns (collectively,  the  "Related

Persons"),   from  any  and  all  charges,  complaints,   claims,

promises, agreements, controversies, causes of action and demands of  any nature whatsoever which against any of them that I or  my heirs, executors, administrators, successors or assigns ever had,

now  have  or hereafter can, shall or may have by reason  of  any matter,  cause or thing whatsoever arising through and  including the  date  of this Release.  This release includes,  but  is  not limited  to,  any  rights or claims relating in  any  way  to  my employment  relationship  with the Company,  or  the  termination

thereof,  or  under  any  statute,  including  the  federal   Age

Discrimination in Employment Act, Title VII of the  Civil  Rights

Act,  The  Americans With Disabilities Act, the  New  York  Human

Rights Law, and any other federal, state or local law.



The  foregoing notwithstanding, this Release shall not constitute a  release or waiver of any rights that the undersigned may  have

to   indemnification  from  the  Company  or   AnnTaylor   Stores

Corporation  in connection with the action captioned Carol  Novak
                                                      -----------
and  Robert  Nieman,  On  behalf of  Themselves  and  All  Others
-----------------------------------------------------------------
Similarly  Situated v. Sally Frame Kasas [sic], et  al.,  No.  96
-------------------------------------------------------
Civ. 3073 (BDP) (S.D.N.Y.).  The undersigned shall cooperate with the Company in connection with the defense of this matter.




I  represent  that I have not filed against the  Company  or  the

Company's  parents,  subsidiaries,  affiliates  or  any   Related

Persons, any complaints, charges or law suits arising out  of  my employment  by  the Company, or any other matter  arising  on  or prior  to the date hereof, and I covenant and agree that  I  will not  seek  recovery against the Company or any  of  its  parents,

subsidiaries, affiliates or any Related Person arising out of any of the matters set forth in the second paragraph of this Release.




IN WITNESS WHEREOF, I have executed and delivered this Release to the Company as of this 14th day of February, 1997.



                                        _______________________
                                        Paul E. Francis

____________________
  Witness

====================================================================

                               RELEASE




Reference is made to the agreement dated January 24, 1997 between the  undersigned,  Paul  E.  Francis, and  AnnTaylor,  Inc.  (the

"Company"),  relating  to the separation  of  employment  of  the undersigned from the Company (the "Agreement").



In  consideration of the compensation described in paragraph 3 of the Agreement, I, Paul Francis, hereby voluntarily, knowingly and willingly release and forever discharge the Company, its parents,

subsidiaries  and  affiliates,  together  with  its   and   their

respective    officers,   directors,   partners,    shareholders,

employees,  successors  and assigns (collectively,  the  "Related

Persons"),   from  any  and  all  charges,  complaints,   claims,

promises, agreements, controversies, causes of action and demands of  any nature whatsoever which against any of them that I or  my heirs, executors, administrators, successors or assigns ever had,

now  have  or hereafter can, shall or may have by reason  of  any matter,  cause or thing whatsoever arising through and  including the  date  of this Release.  This release includes,  but  is  not limited  to,  any  rights or claims relating in  any  way  to  my employment  relationship  with the Company,  or  the  termination

thereof,  or  under  any  statute,  including  the  federal   Age

Discrimination in Employment Act, Title VII of the  Civil  Rights

Act,  The  Americans With Disabilities Act, the  New  York  Human

Rights Law, and any other federal, state or local law.




The  foregoing notwithstanding, this Release shall not constitute a  release or waiver of any rights that the undersigned may  have

to   indemnification  from  the  Company  or   AnnTaylor   Stores

Corporation  in connection with the action captioned Carol  Novak
                                                     ------------
and  Robert  Nieman,  On  behalf of  Themselves  and  All  Others
-----------------------------------------------------------------
Similarly  Situated v. Sally Frame Kasas [sic], et  al.,  No.  96
-------------------------------------------------------
Civ. 3073 (BDP) (S.D.N.Y.).  The undersigned shall cooperate with the Company in connection with the defense of this matter.



I  represent  that I have not filed against the  Company  or  the

Company's  parents,  subsidiaries,  affiliates  or  any   Related

Persons, any complaints, charges or law suits arising out  of  my employment  by  the Company, or any other matter  arising  on  or prior  to the date hereof, and I covenant and agree that  I  will not  seek  recovery against the Company or any  of  its  parents,

subsidiaries, affiliates or any Related Person arising out of any of the matters set forth in the second paragraph of this Release.



IN WITNESS WHEREOF, I have executed and delivered this Release to the Company as of this 14th day of February, 1997.


                                        /s/ Paul E. Francis
                                        _______________________
                                            Paul E. Francis
/s/ Jocelyn Barandiaran
________________________
  Witness